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                                    FORM 8-A

                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                    PURSUANT TO SECTION 12(b) OR 12(g) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                         CAPITAL ALLIANCE INCOME TRUST,
                         A REAL ESTATE INVESTMENT TRUST
                         ------------------------------
               (Exact Name of Registrant as Specified in Charter)


                                          50 California Street, Suite 2020
        DELAWARE                          San Francisco, California 94111
        --------                          -------------------------------
(State of Incorporation or            (Address of Principal Executive Office)
 Organization)

                   IRS Employer Identification No. 94-3240473


Securities to be Registered Pursuant to Section 12(b) of the Act:

                                      NONE

Securities to be Registered Pursuant to Section 12(g) of the Act:

                      TITLE OF EACH CLASS TO BE REGISTERED

                             Shares of Common Stock
                              Shareholder Warrants
                            Managing Dealer Warrants

                      Please Address All Correspondence To:

                              Stephen C. Ryan, Esq.
                              Anne R. Knowles, Esq.
                          STEPHEN C. RYAN & ASSOCIATES
                          115 Sansome Street, Suite 400
                         San Francisco, California 94104
                                 (415) 391-3900

Item 1.    DESCRIPTION OF REGISTRANT'S SECURITIES.

           A description of the Registrant's Securities is set forth in Registrant's Prospectus (incorporated by reference to Registration No. 333-11625 under the Securities Act of 1933). See Section titled "SUMMARY OF ORGANIZATIONAL DOCUMENTS AND SECURITIES."

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Item 2.            EXHIBITS.

                     (1) Amendment No. 1 to the Registration Statement filed on Form S-11 (incorporated by reference to Registration No. 333-11625 under the Securities Act of 1933).

                     (2) Amendment No. 2 to the Registration Statement filed on Form S-11 (incorporated by reference to Registration No. 333-11625 under the Securities Act of 1933).

                     (3) Amendment No. 3 to the Registration Statement filed on Form S-11 (incorporated by reference to Registration No. 333-11625 under the Securities Act of 1933).

                     (4) Charter Certificate of Incorporation and Amendment No. 1 (incorporated by reference to Registration No. 333-11625 under the Securities Act of 1933).

                     (5) Bylaws of the Registrant (incorporated by reference to Registration No. 333-11625 under the Securities Act of 1933).

                     (6) Form of Shareholder Warrant Agreement (incorporated by reference to Registration No. 333-11625 under the Securities Act of 1933).

                     (7) Form of Stock Certificate of Common Shares of the Company (incorporated by reference to Registration No. 333-11625 under the Securities Act of 1933).

                     (8) Form of Common Warrant Certificate (incorporated by reference to Registration No. 333-11625 under the Securities Act of 1933).


                                    SIGNATURE

           Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized on February 19, 1997.

                                    CAPITAL ALLIANCE INCOME TRUST,
                                    A Real Estate Investment Trust



                                    By:  /s/ Thomas B. Swartz
                                         ---------------------------------------
                                         Thomas B. Swartz, Chairman of the Board
                                                and Chief Executive Officer







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